Exhibit 99.1
Accel Entertainment, Inc. Announces Commencement of Exchange Offer Relating to its Warrants
CHICAGO - July 14, 2020 - Accel Entertainment, Inc. (NYSE: ACEL) (the “Company”) announced today that it has commenced an exchange offer (the “Offer”) relating to its outstanding warrants. The purpose of the Offer is to simplify the Company’s capital structure and reduce the potential dilutive impact of the Company’s Warrants.
The Offer is being made pursuant to a Prospectus/Offer to Exchange dated July 14, 2020, and the Company’s Schedule TO, dated July 14, 2020, each of which more fully set forth the terms and conditions of the Offer. Until the Expiration Date (as defined below), the Company is offering to holders of its warrants the opportunity to receive 0.250 shares of Class A-1 common stock, par value $0.0001 per share (the “Class A-1 Common Stock”) of the Company in exchange for each of the outstanding warrants tendered by the holder and exchanged pursuant to the Offer. The Offer is being made to:

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All holders of the Company’s warrants to purchase the Company’s Class A-1 Common Stock that were originally sold as part of the units issued in the Company’s initial public offering, which closed on June 30, 2017 (the “Pace IPO”), referred to as the “Pace Public Warrants.” The Pace Public Warrants entitle such warrant holders to purchase one share of Class A-1 Common Stock for a purchase price of $11.50, subject to certain adjustments. Our Class A-1 Common Stock and Accel Warrants are listed on the New York Stock Exchange (the “NYSE”) under the symbols “ACEL,” and “ACEL.WS”, respectively. As of June 1, 2020, there were 14,999,982 Pace Public Warrants outstanding. The Company previously provided notice that it will redeem 100% of the Pace Public Warrants in accordance with their terms on July 16, 2020. Accordingly, although the Offer is extended to the Pace Public Warrants, the redemption of the Pace Public Warrants is expected to be consummated prior to the expiration of the Offer, and therefore no Pace Public Warrants are expected to remain outstanding at the time the Offer is consummated. Following the redemption, Accel’s warrants may no longer meet the continued listing standards of the NYSE and may be delisted.

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All holders of the Company’s Warrants to purchase the Company’s Class A-1 Common Stock that were (i) privately offered in connection with Pace IPO, based on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), referred to as the “Pace Private Placement Warrants”, (ii) privately offered in connection with the business combination consummated by the Company on November 20, 2019, referred to as the “Business Combination Private Placement Warrants” and (iii) issued in a registered offering in connection with the business combination, referred to as the “Accel Public Warrants” (collectively, referred to as the “Outstanding Warrants”, and the Outstanding Warrants together with the Pace Public Warrants, the “Accel Warrants”). The Outstanding Warrants entitle such warrantholders to purchase one share of the Company’s Class A-1 Common Stock for a purchase price of $11.50, subject to certain adjustments. As of June 1, 2020, there were 7,333,326 Outstanding Warrants, of which 5,683,378 were held by the Company’s affiliates. Pursuant to the Offer, the Company is offering up to an aggregate of 1,833,293 shares of the Company’s Class A-1 Common Stock in exchange for the Outstanding Warrants.

Each of the following (and/or an affiliate thereof) have agreed to tender their Outstanding Warrants in the Offer pursuant to a Tender and Exchange Agreement, dated as of June 16, 2020: (i) Andrew Rubenstein, our Chief Executive Officer, President and Director, (ii) Brian Carroll, our Chief Financial Officer, (iii) Derek Harmer, our General Counsel and Chief Compliance Officer, (iv) Gordon S. Rubenstein, a member of our board of directors, (v) David W. Ruttenberg, a member of our board of directors, (vi) the Clairvest Investors (as defined in the Prospectus/Offer to Exchange), which is affiliated with Kenneth B. Rotman, a member of our board of directors and (vii) the Pace Sponsor Members (as defined in the Prospectus/Offer to Exchange). The Tender and Exchange Agreement, which is further described in the Prospectus/Offer to Exchange, relates to approximately 94% of the Outstanding Warrants.
The Offer will be open until 11:59 p.m., Eastern Standard Time, on August 11, 2020, or such later time and date to which the Company may extend, as described in the Schedule TO and Prospectus/Offer to Exchange (the “Expiration Date”). As brokers, custodians and the processes of The Depository Trust Company may require action by holders in advance of the Expiration Date in order to participate in the Offer, holders are urged to consult their broker or custodian regarding the participation procedures and any additional deadlines. Tendered warrants may be withdrawn by holders at any time prior to such warrants being accepted by the Company for exchange. The Company’s obligation to complete the Offer is not conditioned on the tender of a minimum amount of Accel Warrants. Subject to applicable law, the Company may amend, extend or terminate the Offer at any time.

Important Additional Information Has Been Filed with the SEC
Copies of the Schedule TO and Prospectus/Offer to Exchange will be available free of charge at the website of the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov.
A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
This announcement is for informational purposes only and shall not constitute an offer to purchase or a solicitation of an offer to sell the Accel Warrants or an offer to sell or a solicitation of an offer to buy any shares of Class A-1 Common Stock. The Offer are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer are set forth in the Schedule TO and Prospectus/Offer to Exchange. Holders of the Accel Warrants are urged to read the Schedule TO and Prospectus/Offer to Exchange carefully before making any decision with respect to the Offer because they contain important information, including the various terms of, and conditions to, the Offer. None of the Company, or any of its management or its board of directors, or the Exchange Agent makes any recommendation as to whether or not holders of Accel Warrants should tender Accel Warrants for exchange in the Offer.
About the Company
Accel is a leading distributed gaming operator in the United States on an Adjusted EBITDA basis, and a preferred partner for local business owners in the Illinois market. Accel’s business consists of the installation, maintenance and operation of VGTs, redemption devices that disburse winnings and contain ATM functionality, and other amusement devices in authorized non-casino locations such as restaurants, bars, taverns, convenience stores, liquor stores, truck stops, and grocery stores.
Forward looking statements
This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “target,” “plan,” “outlook” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. The Company cautions you that these forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-4, filed July 14, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available publicly on the SEC’s website at www.sec.gov.
Media:
Eric Bonach
Abernathy MacGregor
212-371-5999

ejb@abmac.com

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